Nationwide Destination Income Annuity
Nationwide Life Insurance Company
Individual Single Premium Deferred Variable Annuity Contracts
Issued by Nationwide Life Insurance Company through its Nationwide Variable Account
The date of this prospectus is October 19, 2012.

This prospectus contains basic information you should understand about the contracts before investing.  Please read this prospectus carefully and keep it for future reference. A contract is available for purchase when a prospective purchaser has separated from service from his or her employer and has assets in certain 401(k) accounts that he or she wishes to transfer to the contract.  Subsequent purchase payments are not permitted under this contract.  To purchase a contract described in this prospectus, please call Nationwide's Customer Solutions Center at 1-877-877-2716 (TDD 1-800-238-3035), or write:

Nationwide Life Insurance Company
5100 Rings Road, RR1-04-F4
Dublin, Ohio 43017

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs.  There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products.  Investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products.  Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options.  This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

The Statement of Additional Information (dated October 19, 2012), which contains additional information about the contracts and the Variable Account, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference.  The table of contents for the Statement of Additional Information is on page 27.

To obtain free copies of the Statement of Additional Information or to make any other service or transaction requests, please contact the Service Center by one of the methods described in the "Contacting the Service Center" provision.

Information about Nationwide and the variable annuity contract described in this prospectus (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-0102.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the Statement of Additional Information, material incorporated by reference, and other information.

Before investing, understand that annuity products are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits or obligations of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. Variable annuity contracts involve investment risk and may lose value.

These securities have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

The Sub-Accounts available under this contract invest in the underlying mutual funds of the Nationwide Variable Insurance Trust ("NVIT").  For more information on the underlying mutual funds, please refer to "Appendix A: Underlying Mutual Funds" and the prospectus for the mutual fund.

Glossary of Special Terms

Accumulation Contract - A contract where the Contract Owner had not begun taking guaranteed income payments before separating from the Previous Plan.

Accumulation Unit - An accounting unit of measure used to calculate the Contract Value allocated to the Variable Account before the Annuitization Date.

Annuitant - The person(s) whose length of life determines how long annuity payments are paid.  The Annuitant and Contract Owner must be the same person for contracts described in this prospectus.

Annuitization Date - The date the contract annuitizes and annuity payments begin.

Annuity Commencement Date - The date that annuity payments are scheduled to begin.

Annuity Unit - An accounting unit of measure used to calculate the value of variable annuity payments.

Contingent Annuitant - The individual who becomes the Annuitant if the Annuitant dies before the Annuitization Date.

Contract Anniversary- Each recurring one-year anniversary of the Contract Issue Date.

Contract Issue Date - The date the initial purchase payment is applied to the contract.

Contract Owner - The person who owns all rights under the contract.  All references in this prospectus to "you" shall also mean the Contract Owner.  The Contract Owner and the Annuitant must be the same person for contracts described in this prospectus.

Contract Value - The sum of the value of all the Sub-Account Accumulation Units attributable to a contract.

Contract Year- Each year the contract is in force beginning with the Contract Issue Date.

Current Guaranteed Lifetime Withdrawal Base - For purposes of Guaranteed Lifetime Withdrawals, the amount that is multiplied by the Lifetime Withdrawal Percentage to arrive at the Guaranteed Lifetime Withdrawal Amount for any given year.

Daily Net Assets - A figure that is calculated at the end of each Valuation Date and represents the sum of all the Contract Owners' interests in the Sub-Accounts after the deduction of contract and underlying mutual fund expenses.

Guaranteed Lifetime Withdrawal Amount - The guaranteed amount you can withdraw from the contract before the next Contract Anniversary without reducing the Current Guaranteed Lifetime Withdrawal Base.  This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

Income Contract - A contract where the Contract Owner began taking guaranteed income payments before separating from the Previous Plan.

Individual Retirement Annuity or IRA - An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

Lifetime Withdrawal Percentage - The percentage of the Current Guaranteed Lifetime Withdrawal Base that the Contract Owner can withdraw from the contract each year without decreasing the Current Guaranteed Lifetime Withdrawal Base.

Nationwide - Nationwide Life Insurance Company.  All references in this prospectus to "we" or "us" shall also mean Nationwide.

Net Asset Value - The value of one share of an underlying mutual fund at the close of the New York Stock Exchange.

Net Investment Factor - The investment performance of the underlying mutual fund in which a particular Sub-Account invests, including the charges assessed against that Sub-Account for a Valuation Period.

Original Guaranteed Lifetime Withdrawal Base - The Contract Owner's benefit base under the Previous Plan which is used to determine Guaranteed Lifetime Withdrawals under the contract.

Previous Plan - A retirement plan in which the Contract Owner was invested before separating from service, and which provides a right of conversion that preserves the plan's benefit.

Roth IRA - An annuity contract which qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.

SEC - Securities and Exchange Commission.

Service Center - The department of Nationwide responsible for receiving all service and transaction requests relating to the contract.  For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility.  For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility.  Information on how to contact the Service Center is in the "Contacting the Service Center" provision.

Sub-Accounts - Divisions of the Variable Account, each of which invests in a single underlying mutual fund.

Valuation Date - Each day the New York Stock Exchange is open for business, or any other day during which there is a sufficient degree of trading of underlying mutual fund shares such that the current Net Asset Value of Accumulation Units or Annuity Units might be materially affected.  Values of the Variable Account are determined as of the close of the New York Stock Exchange which generally closes at 4:00 p.m. EST, but may close earlier on certain days and as conditions warrant.

Valuation Period - The period of time commencing at the close of a Valuation Date and ending at the close of the New York Stock Exchange for the next succeeding Valuation Date.

Variable Account - Nationwide Variable Account, a separate account that Nationwide established to hold Contract Owner assets.  The Variable Account is divided into Sub-Accounts, each of which invests in shares of a separate underlying mutual fund.

Table of Contents	Page
Glossary of Special Terms	2
Contract Expenses	5
Underlying Mutual Fund Annual Expenses	6
Example	6
Synopsis of the Contracts	6
Death Benefit Minimum Initial and Subsequent Purchase Payments
Dollar Limit Restrictions
Fees and Expenses
Annuity Payments
Taxation
Right to Examine and Cancel
Condensed Financial Information	7
Financial Statements	8
Nationwide Life Insurance Company	8
Distribution of the Contracts	8
Investing in the Contract	8
The Variable Account and Underlying Mutual Funds
Contacting the Service Center	9
The Contract in General	9
Distribution, Promotional and Sales Expenses
Underlying Mutual Fund Payments
Profitability
Contract Modification
Fees and Deductions	11
Sales Fees Premium Taxes Contract Maintenance Fee
Mortality and Expense Risk Fee
Administrative Fee
Guaranteed Lifetime Withdrawal Fee
Guaranteed Lifetime Withdrawals and Spousal Continuation Option	11
Guaranteed Lifetime Withdrawals
Spousal Continuation Option
Ownership and Interests in the Contract	16
Contract Owner/Annuitant
Contingent Annuitant
Beneficiary and Contingent Beneficiary
Changes to the Parties to the Contract
Operation of the Contract	17
Pricing
Application and Allocation of Purchase Payments
Determining the Contract Value
Transfer Requests
Transfer Restrictions
Transfers Prior to Annuitization
Transfers After Annuitization
Right to Examine and Cancel	19
Withdrawal (Redemption) Prior to Annuitization	20
Partial Withdrawals (Partial Redemptions)
Full Withdrawals (Full Redemptions)
Withdrawal (Redemption) After Annuitization	20
Assignment	20
Contract Owner Services	21
Systematic Withdrawals
Death Benefits	21
Death of Contract Owner/Annuitant
Death Benefit Payment
Death Benefit Calculation

Table of Contents continued	Page
Annuity Commencement Date	21
Annuitizing the Contract	21
Annuitization Date
Annuitization
Fixed Annuity Payments
Variable Annuity Payments
Frequency and Amount of Annuity Payments
Annuity Payment Options	23
Annuity Payment Options for Contracts with Total Purchase Payments and Contract Value Annuitized Less Than or Equal to $2,000,000
Annuity Payment Options for Contracts with Total Purchase Payments and/or Contract Value Annuitized Greater Than $2,000,000
Annuitization of Amounts Greater than $5,000,000
Statements and Reports	24
Legal Proceedings	24
Table of Contents of the Statement of Additional Information	27
Appendix A: Underlying Mutual Funds	28
Appendix B: Condensed Financial Information	29
Appendix C: Contract Types and Tax Information	30
Appendix D: Spousal Continuation Option Calculation	35

Contract Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, or withdrawing Contract Value from the contract.

The first table describes the fees and expenses you will pay at the time the contract is purchased, when Contact Value is withdrawn from the contract, or when cash value is transferred between investment options.

Contract Owner Transaction Expenses
Maximum Premium Tax Fee (as a percentage of purchase payments) 5%1

The next table describes the fees and expenses that a Contract Owner will pay periodically during the life of the contract (not including underlying mutual fund fees and expenses).

Recurring Contract Expenses
Maximum Annual Contract Maintenance Fee	$302
Variable Account Annual Expenses (assessed as an annualized percentage of Daily Net Assets):
Mortality and Expense Risk Fee	0.50%
Administrative Fee	0.20%
Variable Account Annual Expenses (assessed annually as a percentage of the Current Guaranteed Lifetime Withdrawal Base)3:
Maximum Guaranteed Lifetime Withdrawal Fee	1.20%4

1 Nationwide will charge between 0% and 5% of purchase payments for premium taxes levied by state or government entities.  The amount assessed to the contract will equal the amount assessed by the state or government entity.
2 On each contract's Contract Anniversary, Nationwide deducts the Contract Maintenance Fee if the Contract Value is less than $50,000 on such Contract Anniversary.  This charge is permanently waived for any contracts valued at $50,000 or more on any Contract Anniversary.
3 For information about how the Current Guaranteed Lifetime Withdrawal Base is calculated, please see the "Guaranteed Lifetime Withdrawals and Spousal Continuation Option" section later in this prospectus.
4 Currently, the charge associated with the Guaranteed Lifetime Withdrawal Fee is equal to 1.00% of the Current Guaranteed Lifetime Withdrawal Base.

Underlying Mutual Fund Annual Expenses

The next table provides the minimum and maximum total operating expenses, as of December 31, 2011, charged by the underlying mutual funds that you may pay periodically during the life of the contract.  More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund.

Total Annual Underlying Mutual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of the underlying mutual fund's average net assets)	0.54%	0.58%

The minimum and maximum underlying mutual fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some underlying mutual funds.  Therefore, actual expenses could be lower.

Example

The example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and underlying mutual fund fees and expenses.  The Example does not reflect premium taxes, which, if reflected, would result in higher expenses.

The Example assumes:
•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds;
•	the total Variable Account fees associated with the contract (1.90%);5 and
•	the Current Guaranteed Lifetime Withdrawal Base equals $10,000.

	If you surrender your contract at the end of the applicable time period				If you annuitize your contract at the end of the applicable time period				If you do not surrender your contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (0.58%)	$292	$894	$1,522	$3,208	*	$894	$1,522	$3,208	$292	$894	$1,522	$3,208
Minimum Total Underlying Mutual Fund Operating Expenses (0.54%)	$288	$882	$1,501	$3,168	*	$882	$1,501	$3,168	$288	$882	$1,501	$3,168
*Contracts sold under this prospectus do not permit annuitization during the first 2 Contract Years.

1For purposes of these tables, Nationwide assumes the Current Guaranteed Lifetime Withdrawal Base is equal to the Daily Net Assets.

 Synopsis of the Contracts

The annuity described in this prospectus is intended to provide benefits to a single owner and his/her beneficiaries.  The contracts described in this prospectus are individual single purchase payment contracts.

The contracts can be categorized as:
•	Individual Retirement Annuities; and
•	Roth IRAs.

For more detailed information with regard to the differences in contract types, please see "Appendix C: Contract Types and Tax Information" later in this prospectus.  Prospective purchasers may apply to purchase a contract through Nationwide's Customer Solutions Center.  A contract is available for purchase when a prospective purchaser separates from service from a Previous Plan and has Previous Plan assets and/or benefits that he or she wishes to transfer to the contract.

Death Benefit

This contract includes a death benefit at no additional charge (see "Death Benefits").

Minimum Initial and Subsequent Purchase Payments

There is no minimum initial purchase payment.  However, a minimum Original Guaranteed Lifetime Withdrawal Base of $5,000 is required to purchase a contract.

Subsequent purchase payments are not permitted under this contract.

Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide on the life of any one Annuitant or owned by any one Contract Owner to exceed $1,000,000. Its decision as to whether or not to accept a purchase payment in excess of that amount will be based on one or more factors, including, but not limited to: age, spouse age (if applicable), state of issue, total purchase payments, current market conditions, and current hedging costs.  All such decisions will be based on internally established actuarial guidelines and will be applied in a non-discriminatory manner.  In the event that we do not accept a purchase payment under these guidelines, we will immediately return the purchase payment in its entirety in the same manner as it was received.  If we accept the purchase payment, it will be applied to the contract immediately and will receive the next calculated Accumulation Unit value.  Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.

Dollar Limit Restrictions

In addition to the potential purchase payment restriction listed above, annuity payment options will be limited if the Contract Owner submits total purchase payments in excess of $2,000,000.  Furthermore, if the amount to be annuitized is greater than $5,000,000, we may limit both the amount that can be annuitized on a single life and the annuity payment options.

Fees and Expenses

Contract Maintenance Fee

A $30 Contract Maintenance Fee is assessed on each Contract Anniversary and upon full surrender of the contract.  If, on any Contract Anniversary (or on the date of a full surrender), the Contract Value is $50,000 or more, Nationwide will waive the Contract Maintenance Fee from that point forward.

Mortality and Expense Risk Fee

Nationwide deducts a Mortality and Expense Risk Fee equal to an annualized rate of 0.50% of the Daily Net Assets of the Variable Account.

The Mortality and Expense Risk Fee compensates Nationwide for providing the insurance benefits under the contract.  It also compensates Nationwide for assuming the risk that Annuitants will live longer than assumed.  Finally, the Mortality and Expense Risk Fee compensates Nationwide for guaranteeing that fees will not increase regardless of actual expenses.  Nationwide may realize a profit from this fee, which Nationwide may use to finance the distribution of the contracts.

Administrative Fee

Nationwide deducts an Administrative Fee equal to an annualized rate of 0.20% of the Daily Net Assets of the Variable Account.

The Administrative Fee reimburses Nationwide for administrative costs it incurs resulting from providing contract benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses.  Nationwide may realize a profit from this fee, which Nationwide may use to finance the distribution of the contracts.

Guaranteed Lifetime Withdrawal Fee

Nationwide deducts an annual Guaranteed Lifetime Withdrawal Fee which will not exceed 1.20% of the Current Guaranteed Lifetime Withdrawal Base.  The current Guaranteed Lifetime Withdrawal Fee is 1.00% of the Current Guaranteed Lifetime Withdrawal Base.  The fee is deducted on each Contract Anniversary and is taken from the Sub-Accounts proportionally based on allocations at the time the fee is deducted by redeeming Accumulation Units.  If you surrender your entire contract, a prorated fee will be deducted.

The Guaranteed Lifetime Withdrawal Fee compensates Nationwide for investment and longevity risk associated with paying for Guaranteed Lifetime Withdrawals over the life of the Contract Owner regardless of Contract Value.  Nationwide may realize a profit from this fee.  The Guaranteed Lifetime Withdrawal Fee will only be assessed prior to annuitization.

Underlying Mutual Fund Annual Expenses

The underlying mutual funds charge fees and expenses that are deducted from underlying mutual fund assets.  These fees and expenses are in addition to the fees and expenses assessed by the contract.  The prospectus for each underlying mutual fund provides information regarding the fees and expenses applicable to the fund.

Annuity Payments

Annuity payments begin on the Annuitization Date and will be based on the annuity payment option chosen prior to annuitization.  Nationwide will send annuity payments no later than seven days after each annuity payment date.

Taxation

How a contract is taxed depends on the type of contract issued and the purpose for which the contract is purchased. Nationwide will charge against the contract any premium taxes levied by any governmental authority.  Premium tax rates currently range from 0% to 5% (see "Federal Tax Considerations" in "Appendix C: Contract Types and Tax Information" and "Premium Taxes").

Right to Examine and Cancel

Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it.  This right is referred to as a "free look" right.  The length of this time period depends on state law.

If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any withdrawals from the contract and any applicable federal and state income tax withholding.  Otherwise, Nationwide will return the Contract Value, less any withdrawals from the contract and any applicable federal and state income tax withholding (see "Right to Examine and Cancel").

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying mutual funds and the assessment of Variable Account fees (see "Determining Variable Account Value – Valuing an Accumulation Unit").  Since this annuity contract was not available as of December 31, 2011, there are no Accumulation Unit values available.

Financial Statements

Financial statements for the Variable Account and the consolidated financial statements for Nationwide Life Insurance Company and subsidiaries are located in the Statement of Additional Information.  A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center.

Nationwide Life Insurance Company

Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.  Nationwide is a provider of life insurance, annuities and retirement products.  It is admitted to do business in all states, the District of Columbia and Puerto Rico.

Nationwide is a member of the Nationwide group of companies.  Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies.  The Companies were organized under Ohio law in December 1925 and 1933 respectively.  The Companies engage in a general insurance and reinsurance business, except life insurance.

Distribution of the Contracts

The contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215.  NISC is a wholly owned subsidiary of Nationwide.

The contracts are available for purchase through Nationwide's Customer Solutions Center.  A contract is available for purchase when a prospective purchaser separates from service from a Previous Plan and has Previous Plan assets and/or benefits that he or she wishes to transfer to the contract.

Nationwide may use a portion of the Mortality and Expense Risk Fee and the Administrative Fee to compensate the Nationwide Customer Solutions Center for administrative expenses that the Nationwide Customer Solutions Center incurs in administering the contracts.

Investing in the Contract

The Variable Account and Underlying Mutual Funds

Nationwide Variable Account is a separate account that invests in the underlying mutual funds listed in "Appendix A: Underlying Mutual Funds."  Nationwide established the Variable Account on March 3, 1976, pursuant to Ohio law.  Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the Variable Account.

Income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account's own investment experience and not the investment experience of Nationwide's other assets.  The Variable Account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide.  Nationwide is obligated to pay all amounts promised to Contract Owners under the contracts.

The Variable Account is divided into Sub-Accounts, each corresponding to a single underlying mutual fund.  Nationwide uses the assets of each Sub-Account to buy shares of the underlying mutual funds based on Contract Owner instructions.

Each underlying mutual fund's prospectus contains more detailed information about that fund.  Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Contract Owners receive underlying mutual fund prospectuses when they make their initial Sub-Account allocations and any time they change those allocations.  Contract Owners can obtain prospectuses for underlying mutual funds at any other time by contacting the Service Center.  Contract Owners should read these prospectuses carefully before investing.

Underlying mutual funds in the Variable Account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Contract Owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the Variable Account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the contract may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Contract Owners will receive notice of any such changes that affect their contract.

Voting Rights

Contract Owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights.  Nationwide will vote Contract Owner shares at special shareholder meetings based on Contract Owner instructions.  However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract Owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting.  Notification will contain proxy materials and a form with which to give Nationwide voting instructions.  Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.  What this means is that when only a small number of Contract Owners vote, each vote has a greater impact and may control the outcome.

The number of shares which a Contract Owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the Net Asset Value of that underlying mutual fund.  Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide.  Nationwide does not anticipate any disadvantages to this.  However, it is possible that a conflict may arise between the interests of the Variable Account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Contract Owners and those of other companies.  If a material conflict occurs, Nationwide will take whatever steps are necessary to protect Contract Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or

(2)	further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC.  All affected Contract Owners will be notified in the event there is a substitution, elimination or combination of shares.

Deregistration of the Variable Account

Nationwide may deregister the Variable Account under the 1940 Act in the event the Variable Account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account, or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All affected Contract Owners will be notified in the event Nationwide deregisters the Variable Account.

Contacting the Service Center

All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:

•	by telephone at 1-800-848-6331 (TDD 1-800-238-3035)

•	by mail to P.O. Box 182021, Columbus, Ohio 43218-2021

•	by fax at 1-888-634-4472

•	by Internet at www.nationwide.com.

Nationwide reserves the right to restrict or remove the ability to submit service requests via the phone or fax upon written notice.

Not all methods of communication are available for all types of requests.  To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center.  Requests submitted by means other than described in this prospectus could be returned or delayed.

Service and transaction requests will generally be processed on the Valuation Date they are received at the Service Center as long as the request is in good order.  Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide.  If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request.  Requests that are not in good order may be delayed or returned.  Nationwide reserves the right to process any purchase payment or withdrawal request sent to a location other than the Service Center on the Valuation Date it is received at the Service Center.

Nationwide may be required to provide information about your contract to government regulators.  If mandated under applicable law, Nationwide may be required to reject a purchase payment and to refuse to process transaction requests for transfers, withdrawals, loans, and/or death benefits until instructed otherwise by the appropriate regulator.

Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine.  Nationwide may record telephone requests.  Telephone and computer systems may not always be available.  Any telephone system or computer, whether yours or Nationwide's, can experience outages or slowdowns for a variety of reasons.  The outages or slowdowns could prevent or delay processing.  Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay.  To avoid technical difficulties, submit transaction requests by mail.

The Contract in General

Due to state law variations, the options and benefits described in this prospectus may vary or may not be available depending on the state in which the contract is issued.  Possible state law variations include, but are not limited to, free look rights, annuity payment options, and the Annuitization Date.  This prospectus describes all the material features of the contract. To review a copy of the contract and any endorsements, please contact the Service Center.

Except in certain circumstances involving fraud and where permitted by state law, Nationwide will not contest the contract after it has been in force during the lifetime of the Annuitant for two years from the Contract Issue Date.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

In general, deferred variable annuities are long-term investments; they are not intended as short-term investments.  Accordingly, Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership.  It is very important that Contract Owners and prospective Contract Owners understand all the costs associated with owning a contract, and if and how those costs change during the lifetime of the contract.  The various contract fees are assessed in order to compensate Nationwide for administrative services, distribution and operational expenses, and assumed actuarial risks associated with the contract.

Following is a discussion of some relevant factors that may be of particular interest to prospective investors.

Distribution, Promotional and Sales Expenses

No commissions are payable on the sale of a contract described in this prospectus.

Underlying Mutual Fund Payments

Nationwide's Relationship with the Underlying Mutual Funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The Variable Account aggregates Contract Owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.   The Variable Account (not the Contract Owners) is the underlying mutual fund shareholder.  When the Variable Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  Nationwide incurs these expenses instead.

Nationwide also incurs the distribution costs of selling the contract (as discussed above), which benefit the underlying mutual funds by providing Contract Owners with Sub-Account options that correspond to the underlying mutual funds.

Types of Payments Nationwide Receives

The underlying mutual funds and their affiliates make certain payments to Nationwide or its affiliates (the "payments").  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the contracts and other variable contracts Nationwide and its affiliates issue, but in some cases may involve a flat fee.  These payments may be used by Nationwide for any corporate purpose, which include reducing the prices of the contracts, paying expenses that Nationwide or its affiliates incur in promoting, marketing, and administering the contracts and the underlying mutual funds, and achieving a profit.

Nationwide or its affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund's advisor or sub-advisor (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund fees.

Furthermore, Nationwide benefits from assets invested in Nationwide's affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because its affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

Nationwide took into consideration the anticipated payments from the underlying mutual funds when it determined the fees imposed under the contracts (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, Nationwide would have imposed higher fees under the contract.

Amount of Payments Nationwide Receives

For the year ended December 31, 2011, the underlying mutual fund payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.60% (as a percentage of the average Daily Net Assets invested in the underlying mutual funds) offered through this contract or other variable contracts that Nationwide and its affiliates issue.  Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments Nationwide and its affiliates receive depends on the assets of the underlying mutual funds attributable to the contract, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

Identification of Underlying Mutual Funds

Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor Nationwide considers during the identification process is whether the underlying mutual fund's advisor or sub-advisor is one of Nationwide's affiliates or whether the underlying mutual fund, its advisor, its sub-advisor(s), or an affiliate will make payments to Nationwide or its affiliates.

There may be underlying mutual funds with lower fees, as well as other variable contracts that offer underlying mutual funds with lower fees.  A potential purchaser should consider all of the fees of the contract in relation to its features and benefits when making the decision to invest.  Please note that higher contract and underlying mutual fund fees have a direct effect on and will lower your investment performance.

Profitability

Nationwide does consider profitability when determining the fees in the contract.  In early Contract Years, Nationwide does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher.  Nationwide does, however, anticipate earning a profit in later Contract Years.  In general, Nationwide's profit will be greater the higher the investment return and the longer the contract is held.

Contract Modification

Nationwide may modify the contract, but no modification will affect the amount or term of any annuity contract unless a modification is required to conform the contract to applicable federal or state law.  No modification will affect the method by which the Contract Values are determined.

Fees and Deductions

Sales Fees

There are no sales fees assessed upon purchase payments or withdrawals from the contract.

Premium Taxes

Nationwide will charge against the Contract Value any premium taxes levied by a state or other government entity.  Premium tax rates currently range from 0% to 5%.  This range is subject to change.  Nationwide will assess premium taxes to the contract at the time Nationwide is assessed the premium taxes by the state.  Premium tax requirements vary from state to state.

Premium taxes may be deducted from death benefit proceeds.

Contract Maintenance Fee

Nationwide deducts a Contract Maintenance Fee of $30 on each Contract Anniversary that occurs before annuitization and upon full surrender of the contract.  This charge reimburses Nationwide for administrative expenses involved in issuing and maintaining the contract.

If, on any Contract Anniversary (or on the date of a full surrender), the Contract Value is $50,000 or more, Nationwide will waive the Contract Maintenance Fee from that point forward.

The deduction of the Contract Maintenance Fee will be taken proportionately from each Sub-Account based on the value in each option as compared to the total Contract Value.

Nationwide will not reduce or eliminate the Contract Maintenance Fee where it would be discriminatory or unlawful.

Mortality and Expense Risk Fee

Nationwide deducts a Mortality and Expense Risk Fee that is reflected in the daily unit value calculations. The charge is equal to an annualized rate of 0.50% of the Daily Net Assets of the Variable Account.  This fee compensates Nationwide for providing insurance benefits under the contract.  It also compensates Nationwide for assuming the risk that Annuitants will live longer than assumed.  Finally, the Mortality and Expense Risk Fee compensates Nationwide for guaranteeing that fees will not increase regardless of actual expenses.  Nationwide may realize a profit from this fee, which Nationwide may use to finance distribution of the contracts.

Administrative Fee

Nationwide deducts an Administrative Fee that is reflected in the daily unit value calculations. The charge is equal to an annualized rate of 0.20% of the Daily Net Assets of the Variable Account.  This fee reimburses Nationwide for the administrative costs it incurs resulting from providing contract benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees, as well as various related expenses.  Nationwide may realize a profit from this fee, which Nationwide may use to finance the distribution of the contracts.

Guaranteed Lifetime Withdrawal Fee

Nationwide deducts an annual Guaranteed Lifetime Withdrawal Fee which will not exceed 1.20% of the Current Guaranteed Lifetime Withdrawal Base.  The current Guaranteed Lifetime Withdrawal Fee is 1.00% of the Current Guaranteed Lifetime Withdrawal Base.  The fee is deducted on each Contract Anniversary and is taken from the Sub-Accounts proportionally based on allocations at the time the fee is deducted by redeeming Accumulation Units.  If you surrender your entire contract, a prorated fee will be deducted.  We may profit from this fee.

Guaranteed Lifetime Withdrawals and Spousal Continuation Option

Guaranteed Lifetime Withdrawals

Guaranteed Lifetime Withdrawals provide for lifetime withdrawals of up to a certain amount (the "Guaranteed Lifetime Withdrawal Amount"), even after the Contract Value is $0, provided that the Contract Owner does not deplete the Current Guaranteed Lifetime Withdrawal Base by taking early or excess withdrawals. The Guaranteed Lifetime Withdrawal Amount is based upon the Current Guaranteed Lifetime Withdrawal Base.

While the tax treatment of withdrawals under withdrawal benefits such as Guaranteed Lifetime Withdrawals is not clear under federal tax law, Nationwide currently treats these withdrawals as taxable to the extent that the cash value of the contract exceeds the Contract Owner's investment at the time of the withdrawal.  Please consult a qualified tax advisor.

In exchange for Guaranteed Lifetime Withdrawals, Nationwide will assess an annual Guaranteed Lifetime Withdrawal Fee not to exceed 1.20% of the Current Guaranteed Lifetime Withdrawal Base.  The current Guaranteed Lifetime Withdrawal Fee is 1.00% of the Current Guaranteed Lifetime Withdrawal Base.  The Guaranteed Lifetime Withdrawal Fee will be assessed on each Contract Anniversary and will be deducted via redemption of Accumulation Units.  A prorated Guaranteed Lifetime Withdrawal Fee will also be deducted upon full surrender of the contract.  Accumulation Units will be redeemed proportionally from each Sub-Account in which the Contract Owner is invested at the time the Guaranteed Lifetime Withdrawal Fee is taken.

Withdrawal Start Date

The Withdrawal Start Date is the date the Contract Owner begins taking Guaranteed Lifetime Withdrawals.  For Income Contracts, the Withdrawal Start Date is the Contract Issue Date.  For Accumulation Contracts, the Withdrawal Start Date is the date the first withdrawal is taken after the Contract Owner turns age 65.

Determination of the Current Guaranteed Lifetime Withdrawal Base Prior to the Withdrawal Start Date

On the Contract Issue Date, the Original Guaranteed Lifetime Withdrawal Base is equal to the benefit base that is transferred to the contract from the Previous Plan.  Each time the benefit base is recalculated, as described below, the resulting benefit base is the Current Guaranteed Lifetime Withdrawal Base.

Note: This section is not applicable to Income Contracts – those contracts where the Contract Owner started lifetime withdrawals before separating from service from the Previous Plan.  Contract Owners who started lifetime withdrawals before separating from service from the Previous Plan should see "Determination of the Current Guaranteed Lifetime Withdrawal Base After the Withdrawal Start Date" for details on how their Current Guaranteed Lifetime Withdrawal Base may change after the Contract Issue Date.

There are several ways that the Current Guaranteed Lifetime Withdrawal Base can change prior to the Withdrawal Start Date:

1.
The Annual Lifetime Withdrawal Benefit Base Review.  The Guaranteed Lifetime Withdrawal feature contains an anniversary step-up feature (the "Annual Lifetime Withdrawal Benefit Base Review") where if, on any Contract Anniversary, the Contract Value exceeds the Current Guaranteed Lifetime Withdrawal Base, we will automatically increase the Current Guaranteed Lifetime Withdrawal Base to equal that Contract Value.

Note: Since the Guaranteed Lifetime Withdrawal Fee is calculated based on the Current Guaranteed Lifetime Withdrawal Base, increases to the Current Guaranteed Lifetime Withdrawal Base will result in higher contract fees.  Under the Annual Lifetime Withdrawal Benefit Base Review feature, the Contract Owner agrees to pay the larger fee.

The Contract Owner can cancel the automatic Annual Lifetime Withdrawal Benefit Base Review by contacting the Service Center.

2.
Early Withdrawals from the Contract.  An early withdrawal is any withdrawal taken from the contract prior to the Withdrawal Start Date, that is, any withdrawal taken before the Contract Owner turns age 65.  Early withdrawals will result in a decrease to the Current Guaranteed Lifetime Withdrawal Base.  The amount of that decrease will be the greater of (a) or (b), where:

(a)	=	the dollar amount of the early withdrawal; and

(b)	=	a "proportional amount" derived from the following calculation: (A ÷ B) × C, where:

A =	the dollar amount of the early withdrawal;

B =	the Contract Value on the date of the early withdrawal; and

C =	the Current Guaranteed Lifetime Withdrawal Base on the date of the early withdrawal.

Note:  When an early withdrawal occurs at a time when the Contract Value exceeds the Current Guaranteed Lifetime Withdrawal Base, an early withdrawal will result in a dollar for dollar reduction in the Current Guaranteed Lifetime Withdrawal Base.  When an early withdrawal occurs at a time when the Contract Value is less than the Current Guaranteed Lifetime Withdrawal Base, an early withdrawal will result in a proportional reduction to the Current Guaranteed Lifetime Withdrawal Base.  Furthermore, the greater the difference between the Contract Value and the Current Guaranteed Lifetime Withdrawal Base, the greater impact that the proportional reduction will have on the remaining Current Guaranteed Lifetime Withdrawal Base.

Example of early withdrawal calculations:

In this example, the Contract Value is greater than the Current Guaranteed Lifetime Withdrawal Base.
At the time of the early withdrawal:
Contract Value =	$500,000
Current Guaranteed Lifetime Withdrawal Base =	$450,000
Withdrawal Amount =	$15,000
Current Guaranteed Lifetime Withdrawal Base reduction calculations:
Dollar amount =	$15,000
Proportional amount ($15,000 ÷ $500,000) x $450,000 =	$13,500
After the early withdrawal:
Contract Value ($500,000 - $15,000) =	$485,000
Current Guaranteed Lifetime Withdrawal Base ($450,000 - $15,000) =	$435,000

In this example, the Contract Value is less than the Current Guaranteed Lifetime Withdrawal Base:
At the time of the early withdrawal:
Contract Value =	$400,000
Current Guaranteed Lifetime Withdrawal Base =	$450,000
Withdrawal Amount =	$15,000
Current Guaranteed Lifetime Withdrawal Base reduction calculations:
Dollar amount =	$15,000
Proportional amount ($15,000 ÷ $400,000) x $450,000 =	$16,875
After the early withdrawal:
Contract Value ($400,000 - $15,000) =	$385,000
Current Guaranteed Lifetime Withdrawal Base ($450,000 - $16,875) =	$433,125

Lifetime Withdrawal Percentage

The Lifetime Withdrawal Percentage is the percentage of the Current Guaranteed Lifetime Withdrawal Base that the Contract Owner can withdraw from the contract each year without decreasing the Current Guaranteed Lifetime Withdrawal Base.  The Lifetime Withdrawal Percentage is the lifetime withdrawal percentage that is transferred to the contract from the Contract Owner's Previous Plan.

Guaranteed Lifetime Withdrawals

Contract Owners of Income Contracts may continue to take Guaranteed Lifetime Withdrawals after the Withdrawal Start Date (the Contract Issue Date).  At the Contract Owner's request (or automatically in connection with the Systematic Withdrawals program), Nationwide will withdraw Accumulation Units proportionally from the Sub-Accounts as of the date of the withdrawal request.  As with any withdrawal, Guaranteed Lifetime Withdrawals reduce the Contract Value and consequently, the death benefit and the amount available for annuitization.

Contract Owners of Accumulation Contracts may, at any time after they reach age 65, begin taking Guaranteed Lifetime Withdrawals by taking a withdrawal from the contract.  The first withdrawal after the Contract Owner reaches age 65 constitutes the first Guaranteed Lifetime Withdrawal, even if such withdrawal is taken to meet minimum distribution requirements under the Internal Revenue Code.  The date of that withdrawal is that Contract Owner's Withdrawal Start Date.  At the Contract Owner's request (or automatically in connection with the Systematic Withdrawals program), Nationwide will withdraw Accumulation Units proportionally from the Sub-Accounts as of the date of the withdrawal request.  As with any withdrawal, Guaranteed Lifetime Withdrawals reduce the Contract Value and consequently, the death benefit and the amount available for annuitization.

For both Income Contracts and Accumulation Contracts, at the time of the first Guaranteed Lifetime Withdrawal, the Current Guaranteed Lifetime Withdrawal Base is locked in and will only change if one of the events in the "Determination of the Current Guaranteed Lifetime Withdrawal Base After the Withdrawal Start Date" provision occurs.

On the Withdrawal Start Date and on each Contract Anniversary thereafter, the Lifetime Withdrawal Percentage is multiplied by the Current Guaranteed Lifetime Withdrawal Base to determine the benefit amount (the "Guaranteed Lifetime Withdrawal Amount") for that year.  The Guaranteed Lifetime Withdrawal Amount is the maximum amount that can be withdrawn from the contract before the next Contract Anniversary without reducing the Current Guaranteed Lifetime Withdrawal Base.  The ability to withdraw the Guaranteed Lifetime Withdrawal Amount each year will continue until the earlier of a full surrender of the contract, a reduction of the Current Guaranteed Lifetime Withdrawal Base to $0, the Annuitant's death (or if the Spousal Continuation Option is elected, the death of the last survivor of the Annuitant and Contingent Annuitant), or annuitization.

Although withdrawals up to the Guaranteed Lifetime Withdrawal Amount do not reduce the Current Guaranteed Lifetime Withdrawal Base, they do reduce the Contract Value.

Determination of the Current Guaranteed Lifetime Withdrawal Base After the Withdrawal Start Date

As indicated previously, at the time of the first Guaranteed Lifetime Withdrawal, the Current Guaranteed Lifetime Withdrawal Base is locked in.  However, there are ways that the Current Guaranteed Lifetime Withdrawal Base can change after the first Guaranteed Lifetime Withdrawal:

1.
The Annual Lifetime Withdrawal Benefit Base Review.  The Annual Lifetime Withdrawal Benefit Base Review continues to apply after the first Guaranteed Lifetime Withdrawal.  The feature works exactly the same as prior to the first Guaranteed Lifetime Withdrawal (see "Determination of the Current Guaranteed Lifetime Withdrawal Base Prior to the Withdrawal Start Date").

2.
Excess Withdrawals from the Contract.  Excess withdrawals are any withdrawals taken after the Withdrawal Start Date that, during any Contract Year, exceed the Guaranteed Lifetime Withdrawal Amount.  Excess withdrawals will result in a decrease to the Current Guaranteed Lifetime Withdrawal Base.  The amount of that decrease will be the greater of (a) or (b), where:

(a)	=	the dollar amount of the excess withdrawal (the amount withdrawn during any Contract Year in excess of the Guaranteed Lifetime Withdrawal Amount); and

(b)	=	a "proportional amount" derived from the following calculation: (A ÷ B) × C, where:

A =	the dollar amount of the excess withdrawal;

B =	the Contract Value (which will be reduced by any Guaranteed Lifetime Withdrawal Amount) on the date of the excess withdrawal; and

C =	the Current Guaranteed Lifetime Withdrawal Base on the date of the excess withdrawal.

Note: When an excess withdrawal occurs at a time when the Contract Value exceeds the Current Guaranteed Lifetime

Withdrawal Base, an excess withdrawal will result in a dollar for dollar reduction in the Current Guaranteed Lifetime Withdrawal Base.  When an excess withdrawal occurs at a time when the Contract Value is less than the Current Guaranteed Lifetime Withdrawal Base, an excess withdrawal will result in a proportional reduction to the Current Guaranteed Lifetime Withdrawal Base.  Furthermore, the greater the difference between the Contract Value and the Current Guaranteed Lifetime Withdrawal Base, the greater impact that the proportional reduction will have on the remaining Current Guaranteed Lifetime Withdrawal Base.

Example of excess withdrawal calculations:

In this example, the Contract Value is greater than the Current Guaranteed Lifetime Withdrawal Base:
At the time of the excess withdrawal:
Contract Value =	$500,000
Current Guaranteed Lifetime Withdrawal Base =	$450,000
Guaranteed Lifetime Withdrawal Amount =	$22,500
Withdrawal Amount =	$30,000
Excess Withdrawal Amount ($30,000 - $22,500) =	$7,500
Current Guaranteed Lifetime Withdrawal Base reduction calculations:
Dollar amount =	$7,500
Proportional amount ($7,500 ÷ $477,500) x $450,000 =	$7,068
After the excess withdrawal:
Contract Value ($500,000 - $30,000) =	$470,000
Current Guaranteed Lifetime Withdrawal Base ($450,000 - $7,500) =	$442,500

In this example, the Contract Value is less than the Current Guaranteed Lifetime Withdrawal Base:
At the time of the excess withdrawal:
Contract Value =	$400,000
Current Guaranteed Lifetime Withdrawal Base =	$450,000
Guaranteed Lifetime Withdrawal Amount =	$22,500
Withdrawal Amount =	$30,000
Excess Withdrawal Amount ($30,000 - $22,500) =	$7,500
Current Guaranteed Lifetime Withdrawal Base reduction calculations:
Dollar amount =	$7,500
Proportional amount ($7,500 ÷ $377,500) x $450,000 =	$8,940
After the excess withdrawal:
Contract Value ($400,000 - $30,000) =	$370,000
Current Guaranteed Lifetime Withdrawal Base ($450,000 - $8,940) =	$441,060

Currently, Nationwide allows for an "RMD privilege" whereby Nationwide permits a Contract Owner to withdraw Contract Value in excess of the Guaranteed Lifetime Withdrawal Amount without reducing the Current Guaranteed Lifetime Withdrawal Base if such excess withdrawal is for the sole purpose of meeting Internal Revenue Code required minimum distributions for this contract.  This RMD privilege is not available for contracts issued as IRAs that are taken over, upon a Contract Owner's death, by a non-spouse.  In order to qualify for the RMD privilege, the Contract Owner must:

(1)	be at least 70½ years old as of the date of the request;

(2)	own the contract as an IRA; and

(3)	submit a completed administrative form to the Service Center.

Nationwide reserves the right to modify or eliminate the RMD privilege if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance.  If Nationwide exercises this right, any withdrawal in excess of the Guaranteed Lifetime Withdrawal Amount will reduce the Current Guaranteed Lifetime Withdrawal Base.

If, after the Withdrawal Start Date, the Contract Value is $0, but the Current Guaranteed Lifetime Withdrawal Base is greater than $0, the Contract Owner is permitted to continue to take withdrawals of no more than the Guaranteed Lifetime Withdrawal Amount.  If, after the Withdrawal Start Date, both the Contract Value and the Current Guaranteed Lifetime Withdrawal Base are $0, the contract terminates.

Difference between Early Withdrawals and Excess Withdrawals

Early withdrawals and excess withdrawals vary in their impact on the Current Guaranteed Lifetime Withdrawal Base.

Early withdrawals are taken before the Withdrawal Start Date and the entire amount of the early withdrawal is considered when calculating the reduction to the Current Guaranteed Lifetime Withdrawal Base.

Excess withdrawals are taken after the Withdrawal Start Date when the Contract Owner takes withdrawals in excess of the Guaranteed Lifetime Withdrawal Amount, and only the amount in excess of the Guaranteed Lifetime Withdrawal Amount is considered when calculating the reduction to the Current Guaranteed Lifetime Withdrawal Base.

This means that early withdrawals will have a greater overall negative impact on the Current Guaranteed Lifetime Withdrawal Base than excess withdrawals because early withdrawals will impact the Current Guaranteed Lifetime Withdrawal Base in their entirety, where excess withdrawals will only impact the Current Guaranteed Lifetime Withdrawal Base by the amount of the withdrawal that was in excess of the Guaranteed Lifetime Withdrawal Amount.

Settlement Options

If, after beginning Guaranteed Lifetime Withdrawals, a Contract Owner's Contract Value falls to $0 (thus, there is nothing to annuitize) and there is still a positive Current Guaranteed Lifetime Withdrawal Base, Nationwide will provide the Contract Owner with a notification describing the following three options, along with instructions on how to submit the election to Nationwide:

(1)	The Contract Owner can continue to take annual withdrawals of no more than the Guaranteed Lifetime Withdrawal Amount until the death of the Annuitant;

(2)	The Contract Owner can elect the Age Based Lump Sum Settlement Option, as described below; or

(3)	If the Contract Owner qualifies after a medical examination, the Contract Owner can elect the Underwritten Lump Sum Settlement Option, as described below.

The options listed above each result in a different amount ultimately received under the Guaranteed Lifetime Withdrawals feature.  The Underwritten Lump Sum Settlement Option will generally pay a larger amount than the Age-Based Lump Sum Settlement Option when a Contract Owner is healthier than the normal population.  Regardless of age or health, the Underwritten Lump Sum Settlement Option amount will never be less than the Age Based Lump Sum Settlement Option amount.  Election of the Age Based Lump Sum Settlement Option enables the Contract Owner to receive payment without a medical exam, which could potentially delay payment.  Before selecting a settlement option, consult with a qualified financial advisor to determine which option is best for you based on your individual financial situation and needs.

The Contract Owner will have 60 days from the date of Nationwide's notification letter to make an election.  Once the Contract Owner makes an election, the election is irrevocable.  If the Contract Owner does not make an election within 60 days of the date of the notification letter, Nationwide will assume that the Contract Owner intends to continue to take withdrawals of the Guaranteed Lifetime Withdrawal Amount.

Age Based Lump Sum Settlement Option.  Under the Age Based Lump Sum Settlement Option, in lieu of taking withdrawals of the Guaranteed Lifetime Withdrawal Amount, Nationwide will pay the Contract Owner a lump sum equal to the Contract Owner's most recently calculated Guaranteed Lifetime Withdrawal Amount multiplied by the Annual Benefit Multiplier listed in the following table:

Contract Owner's Age	Annual Benefit Multiplier
Up to Age 70	5.5
71-75	4.5
76-80	3.5
81-85	2.5
86-90	2.0
91-95	1.5
96+	1.0

For contracts that have elected the Spousal Continuation Option, if both spouses are living on the date the Age Based Lump Sum Settlement Option is elected, Nationwide will use the age of the younger spouse minus three years to determine the Annual Benefit Multiplier.  If only one spouse is living on the date the Age Based Lump Sum Settlement Option is elected, Nationwide will use the age of the living spouse to determine the Annual Benefit Multiplier.

Underwritten Lump Sum Settlement Option.  Under the Underwritten Lump Sum Settlement Option, in lieu of taking withdrawals of the Guaranteed Lifetime Withdrawal Amount, for those who qualify based on a medical exam, Nationwide will pay the Contract Owner a lump sum based upon the age, sex, and health of the Contract Owner.  Once Nationwide receives the Contract Owner's election to take the Underwritten Lump Sum Settlement Option, Nationwide will provide the Contract Owner with a medical examination form, which must be completed by a certified physician chosen by the Contract Owner and returned to the Service Center within 30 days.  Upon completion of underwriting by Nationwide, the lump sum settlement amount as of the date that Nationwide received all of the necessary information is issued to the Contract Owner.  If Nationwide does not receive the completed form within the 30-day period, Nationwide will pay the Contract Owner the amount that would be payable under the Age Based Lump Sum Settlement Option.  Such information must be submitted by the Contract Owner to the Service Center on a Nationwide form that is attested to by a certified physician chosen by the Contract Owner.

Termination of Guaranteed Lifetime Withdrawals

Upon annuitization of the contract, the Guaranteed Lifetime Withdrawal Fee will no longer be assessed and all benefits associated with Guaranteed Lifetime Withdrawals will terminate.  Additionally, the benefits associated with the option terminate upon the Annuitant's death (unless the Spousal Continuation Option was also elected), a full surrender of the contract, or a reduction of the Current Guaranteed Lifetime Withdrawal Base to $0.

Spousal Continuation Option

The Spousal Continuation Option allows a surviving spouse to continue to receive, for the duration of his/her lifetime, the benefit associated with the Guaranteed Lifetime Withdrawals.  This feature is beneficial in that it provides the security of ensuring that both spouses have access to the Guaranteed Lifetime Withdrawals for the duration of both their lives.

There is no fee associated with the Spousal Continuation Option; however, if the Spousal Continuation Option is elected, the Lifetime Withdrawal Percentage may be reduced which will result in a smaller Guaranteed Lifetime Withdrawal Amount.

For Contract Owners of Income Contracts who elected the Previous Plan's spousal benefit, the Spousal Continuation Option is automatically elected at the time of application for this contract and no reduction will be applied to the Lifetime Withdrawal Percentage.  Contract Owners of Income Contracts who elected the Previous Plan's spousal benefit cannot remove the Spousal Continuation Option under this contract.

For Contract Owners of Income Contracts who declined the Previous Plan's spousal benefit, the Spousal Continuation Option is not available for election under this contract.

For Contract Owners of Accumulation Contracts, the Spousal Continuation Option is available for election at the time of application, subject to the conditions listed below.  In exchange for the Spousal Continuation Option, the Lifetime Withdrawal Percentage will be reduced by a factor that is determined by the age of the spouse when the Contract Owner reaches age 65 (see "Appendix D: Spousal Continuation Option Calculation" for the applicable reduction factors and sample calculations).

The Spousal Continuation Option is available to Contract Owners of Accumulation Contracts, provided that the following conditions are satisfied:

(1)	The Spousal Continuation Option must be elected at the time of application, and the Contract Owner/Annuitant cannot be younger than 40 or older than 90 on the Contract Issue Date.

(2)	After the first Guaranteed Lifetime Withdrawal, the Spousal Continuation Option may not be removed from the contract.

(3)	Only the person for whom the IRA or Roth IRA was established may be named as the Contract Owner/Annuitant.

(4)	Both spouses must be named as beneficiaries.

(5)
No person other than the spouse may be named as Contingent Annuitant.  Note: This will affect the timing and payment of the death benefit.  No death benefit will be paid until the death of the Contract Owner and his/her spouse.

(6)	The spouse cannot be younger than 40 or older than 90 at the Withdrawal Start Date.

Note: If the contract is annuitized, Guaranteed Lifetime Withdrawals and the Spousal Continuation Option terminate.

Marriage Termination

If, prior to taking the first Guaranteed Lifetime Withdrawal, the marriage terminates due to divorce, dissolution, or annulment, the Contract Owner may remove the Spousal Continuation Option from the contract.  Nationwide will remove the option upon the Contract Owner's written request to the Service Center.  If the Spousal Continuation Option is removed from the contract, the Lifetime Withdrawal Percentage will be recalculated to reflect a Lifetime Withdrawal Percentage that is no longer reduced by the applicable Lifetime Withdrawal Percentage reduction factor.  Once the Spousal Continuation Option is removed from the contract, the option may not be re-elected or added to cover a subsequent spouse.

If, after taking the first Guaranteed Lifetime Withdrawal, the marriage terminates due to divorce, dissolution, or annulment, the Contract Owner may not remove the Spousal Continuation Option from the contract.

Risks Associated with the Spousal Continuation Option

There are situations where a Contract Owner who elects the Spousal Continuation Option will not receive the benefits associated with the option.  This will occur if:

(1)	the spouse (the Contingent Annuitant) dies before you;

(2)	the contract is annuitized; or

(3)	after the Withdrawal Start Date, the marriage terminates due to divorce, dissolution, or annulment.

Additionally, in the situations described in (1) and (3) above, not only will the Contract Owner not receive the benefit associated with the Spousal Continuation Option, but he/she will continue to receive a reduced Lifetime Withdrawal Percentage.

Ownership and Interests in the Contract

Contract Owner/Annuitant

The Contract Owner and the Annuitant must be the same person for contracts described in this prospectus.  The Contract Owner/Annuitant has all rights under the contract and is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends.  The death of the Contract Owner/Annuitant will also trigger the death benefit (unless a Contingent Annuitant is named).  The Contract Owner/Annuitant must be between the ages of 40 and 90 on the Contract Issue Date, unless Nationwide approves a request for a Contract Owner/Annuitant of lesser or greater age.

Contingent Annuitant

If the Contract Owner/Annuitant dies before the Annuitization Date, the Contingent Annuitant replaces the Contract Owner/Annuitant and becomes the new determining life for Guaranteed Lifetime Withdrawals, annuity payments, and any death benefit.  The Contingent Annuitant must be between the ages of 40 and 90 at the Withdrawal Start Date, unless Nationwide approves a request for a Contingent Annuitant of lesser or greater age.

If a Contingent Annuitant is named, all provisions of the contract that are based on the Contract Owner/Annuitant's death prior to the Annuitization Date will be based on the death of the last survivor of the Contract Owner/Annuitant and Contingent Annuitant.

If the Spousal Continuation Option is elected, the Contract Owner's spouse must be named as the Contingent Annuitant.

Beneficiary and Contingent Beneficiary

The beneficiary is the person who is entitled to the death benefit if the Contract Owner/Annuitant dies before the Annuitization Date and there is no Contingent Annuitant.  The Contract Owner/Annuitant can name more than one beneficiary.  Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

A contingent beneficiary will succeed to the rights of the beneficiary if no beneficiary is alive when a death benefit is paid.  The Contract Owner/Annuitant can name more than one contingent beneficiary.  Multiple contingent beneficiaries will share the death benefit equally, unless otherwise specified.

Changes to the Parties to the Contract

Prior to the Annuitization Date, the Contract Owner may request to change the beneficiary or contingent beneficiary.

The Contract Owner must submit the request to Nationwide in writing and Nationwide must receive the request at its Service Center before the Annuitization Date.  Once Nationwide receives and records the change request, the change will be effective as of the date the written request was signed, whether or not the Contract Owner or Annuitant is living at the time it was recorded.  The change will not affect any action taken by Nationwide before the change was recorded.

Nationwide reserves the right to reject any change request that would alter the nature of the risk that Nationwide assumed when it originally issued the contract.

Operation of the Contract

Pricing

Generally, Nationwide prices Accumulation Unit values of the Sub-Accounts on each day that the New York Stock Exchange is open.  (Pricing is the calculation of a new Accumulation Unit value that reflects that day's investment experience.)  Accumulation Units are not priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

•New Year's Day	•Independence Day
•Martin Luther King, Jr. Day	•Labor Day
•Presidents' Day	•Thanksgiving
•Good Friday	•Christmas
•Memorial Day

Nationwide also will not price purchase payments if:

(1)	trading on the New York Stock Exchange is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the Variable Account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.  On those days when the NYSE is open and Nationwide is closed, Contract Value may change and the Contract Owners will not have access to their accounts.

Application and Allocation of Purchase Payments

Initial Purchase Payments

Initial purchase payments will be priced at the Accumulation Unit value next determined no later than two business days after receipt of an order to purchase if the application and all necessary information are complete and are received at the Service Center  before the close of the New York Stock Exchange, which generally occurs at 4:00 p.m. EST.  If the order is received after the close of the New York Stock Exchange, the initial purchase payment will be priced within two business days after the next business day.

If an incomplete application is not completed within five business days after receipt at the Service Center, the prospective purchaser will be informed of the reason for the delay.  The purchase payment will be returned unless the prospective purchaser specifically consents to allow Nationwide to hold the purchase payment until the application is completed.

Generally, initial purchase payments are allocated according to Contract Owner instructions on the application.  However, in some states, Nationwide will allocate initial purchase payments to the money market Sub-Account during the free look period.  After the free look period, Nationwide will reallocate the Contract Value among the Sub-Accounts based on the instructions contained on the application.

The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one Annuitant or owned by any one Contract Owner cannot exceed $1,000,000 without Nationwide's prior consent.  Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.

Subsequent Purchase Payments

Subsequent purchase payments are not permitted under this contract.

Allocation of Purchase Payments

Nationwide allocates purchase payments to Sub-Accounts as instructed by the Contract Owner on the application.  Shares of the underlying mutual funds allocated to the Sub-Accounts are purchased at Net Asset Value, then converted into Accumulation Units.

Contract Owners can make exchanges among the Sub-Accounts after the time of application by submitting a written request to the Service Center.  However, no change may be made that would result in an amount less than 1% of the purchase payments being allocated to any Sub-Account.  In the event that Nationwide receives such a request, Nationwide will inform the Contract Owner that the allocation instructions are invalid and that the contract's allocations among the Sub-Accounts prior to the request will remain in effect.  Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in this prospectus.

Determining the Contract Value

The Contract Value is equal to the value of amounts allocated to the Sub-Accounts of the Variable Account.

If fees are assessed against the whole Contract Value, Nationwide will deduct a proportionate amount from each Sub-Account based on current cash values.

Determining Variable Account Value – Valuing an Accumulation Unit
Sub-Account allocations are accounted for in Accumulation Units.  Accumulation Unit values (for each Sub-Account) are determined by calculating the Net Investment Factor for the underlying mutual funds for the current Valuation Period and multiplying that result with the Accumulation Unit values determined on the previous Valuation Period.  For each Sub-Account, the Net Investment Factor is the investment performance of the underlying mutual fund in which a particular Sub-Account invests, including the charges assessed against that Sub-Account for a Valuation Period.

Nationwide uses the Net Investment Factor as a way to calculate the investment performance of a Sub-Account from Valuation Period to Valuation Period.

The Net Investment Factor for any particular Sub-Account before the Annuitization Date is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

(a)	is the sum of:

(1)	the Net Asset Value of the underlying mutual fund as of the end of the current Valuation Period; and

(2)	the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period).

(b)	is the Net Asset Value of the underlying mutual fund determined as of the end of the preceding Valuation Period.

(c)	is a factor representing the daily total Variable Account fees. The factor is equal to an annualized rate of 0.70% of the Daily Net Assets of the Variable Account.

Note: The annualized rate above reflects only those Variable Account charges that are assessed daily as part of the daily Accumulation Unit calculation.  It does not reflect the cost of other fees that are assessed via the redemption of Accumulation Units (the Guaranteed Lifetime Withdrawal Fee).

Based on the change in the Net Investment Factor, the value of an Accumulation Unit may increase or decrease.  Changes in the Net Investment Factor may not be directly proportional to changes in the Net Asset Value of the underlying mutual fund shares because of the deduction of Variable Account fees.

Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

Transfer Requests

Contract Owners may submit transfer requests in writing or over the telephone to the Service Center.  Nationwide may restrict or withdraw the telephone transfer privilege at any time.

Generally, Sub-Account transfers will receive the Accumulation Unit value next determined after the transfer request is received at the Service Center.  However, if a contract that is limited to submitting transfer requests via U.S. mail submits a transfer request via the telephone pursuant to Nationwide's one-day delay policy, the transfer will be executed on the next Valuation Date after the exchange request is received at the Service Center (see "Managers of Multiple Contracts").

Transfer Restrictions

Neither the contracts described in this prospectus nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  A Contract Owner who intends to use an active trading strategy should consult his/her registered representative and request information on other variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this contract because the frequent movement between or among Sub-Accounts may negatively impact other investors in the contract.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the underlying mutual fund;

•
underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide makes no assurances that all risks associated with short-term trading will be completely eliminated by these processes and/or restrictions.

Nationwide cannot guarantee that its attempts to deter active trading strategies will be successful.  If we are unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted.

U.S. Mail Restrictions

Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a contract may appear on these reports if the Contract Owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring on a given trading day (Valuation Period).  For example, if a Contract Owner executes multiple transfers involving 10 underlying mutual funds in one day, this counts as one transfer event.  A single transfer occurring on a given trading day and involving only two underlying mutual funds will also count as one transfer event.

As a result of this monitoring process, Nationwide may restrict the method of communication by which transfer orders will be accepted.  In general, Nationwide will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
Six or more transfer events in one calendar quarter
Nationwide will mail a letter to the Contract Owner notifying them that:
•they have been identified as engaging in harmful trading practices; and
•if their transfer events exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the Contract Owner will be limited to submitting transfer requests via U.S. mail on a Nationwide issued form.

More than 11 transfer events in two consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the Contract Owner to submitting transfer requests via U.S. mail on a Nationwide issued form.

For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, overnight U.S. mail, and overnight delivery via private carrier.

Each January 1st, Nationwide will start the monitoring anew, so that each contract starts with zero transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts

Some investment advisors/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple Contract Owners.  These multi-contract advisors will generally be required by Nationwide to submit all transfer requests via U.S. mail.

Nationwide may, as an administrative practice, implement a "one-day delay" program for these multi-contract advisors, which they can use in addition to or in lieu of submitting transfer requests via U.S. mail.  The one-day delay option permits multi-contract advisors to continue to submit transfer requests via the telephone.  However, transfer requests submitted by multi-contract advisors via the telephone will not receive the next available Accumulation Unit value.  Rather, they will receive the Accumulation Unit value that is calculated on the following business day.  Transfer requests submitted under the one-day delay program are irrevocable.  Multi-contract advisors will receive advance notice of being subject to the one-day delay program.

Other Restrictions

Contract Owners that are required to submit transfer requests via U.S. mail will be required to use a Nationwide issued form for their transfer request.  Nationwide will refuse transfer requests that either do not use the Nationwide issued form for their transfer request or fail to provide accurate and complete information on their transfer request form.  In the event that a Contract Owner's transfer request is refused by Nationwide, they will receive notice in writing by U.S. mail and will be required to resubmit their transfer request on a Nationwide issued form.

Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.

Any restrictions that Nationwide implements will be applied consistently and uniformly.

Underlying Mutual Fund Restrictions and Prohibitions

Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any Nationwide Contract Owner;

(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and

(3)
instruct Nationwide to restrict or prohibit further purchases by Contract Owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide's policies).

Nationwide is required to provide such transaction information to the underlying mutual funds upon their request.  In addition, Nationwide is required to restrict or prohibit further purchases upon instruction from the underlying mutual fund.  Nationwide and any affected Contract Owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases.  If an underlying mutual fund refuses to accept a purchase submitted by Nationwide, Nationwide will keep any affected Contract Owner in their current underlying mutual fund allocation.

Transfers Prior to Annuitization

A Contract Owner may request to transfer allocations among the Sub-Accounts at any time, subject to terms and conditions imposed by this prospectus and the underlying mutual funds.

Transfers After Annuitization

After annuitization, transfers among Sub-Accounts may only be made once per calendar year.

Right to Examine and Cancel

If the Contract Owner elects to cancel the contract, he/she may return it to the Service Center within a certain period of time known as the "free look" period.  Depending on the state in which the contract was purchased, the free look period may be 10 days or longer.  For ease of administration, Nationwide will honor any free look cancellation that is received at the Service Center or postmarked within 30 days after the Contract Issue Date.

If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any withdrawals from the contract and any applicable federal and state income tax withholding.  Otherwise, Nationwide will return the Contract Value, less any withdrawals from the contract and any applicable federal and state income tax withholding.

Where state law requires the return of purchase payments upon cancellation of the contract during the free look period, Nationwide will allocate initial purchase payments allocated to Sub-Accounts to the money market Sub-Account during the free look period.  After the free look period, Nationwide will reallocate the Contract Value among the Sub-Accounts based on the instructions contained on the application.  Where state law requires the return of Contract Value upon cancellation of the contract during the free look period, Nationwide will immediately allocate initial purchase payments to the investment options based on the instructions contained on the application.

Liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation.  Any additional amounts refunded to the Contract Owner will be paid by Nationwide.

Withdrawal (Redemption) Prior to Annuitization

Prior to annuitization and before the Annuitant's death, Contract Owners may generally withdraw some or all of their Contract Value.  There may be income tax and/or penalty taxes assessed upon withdrawals (see "Federal Tax Considerations" in "Appendix C: Contract Types and Tax Information").  Additionally, withdrawals could negatively impact the Guaranteed Lifetime Withdrawal Amount under the Guaranteed Lifetime Withdrawals feature.

Withdrawal requests must be submitted in writing to the Service Center and Nationwide may require additional information.  When taking a full withdrawal, the contract must accompany the written request.  Nationwide may require a signature guarantee.

Nationwide will pay any amounts withdrawn from the Sub-Accounts within seven days after the request is received at the Service Center.  However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer (see "Pricing").

Partial Withdrawals (Partial Redemptions)

If a Contract Owner requests a partial withdrawal, Nationwide will withdraw Accumulation Units from the Sub-Accounts.  The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the withdrawal request.

For Accumulation Contracts, withdrawals taken before the Withdrawal Start Date (also known as early withdrawals) negatively impact the Current Guaranteed Lifetime Withdrawal Base.  Additionally, for both Accumulation Contracts and Income Contracts, withdrawals after the Withdrawal Start Date that are in excess of the Guaranteed Lifetime Withdrawal Amount (also known as excess withdrawals) will also negatively impact the Current Guaranteed Lifetime Withdrawal Base.  Finally, for Accumulation Contracts, the first withdrawal taken from the contract after the Contract Owner reaches age 65 constitutes the Withdrawal Start Date.  See "Guaranteed Lifetime Withdrawals and Spousal Continuation Option."

Partial Withdrawals to Pay Investment Advisory Fees

Some Contract Owners utilize an investment advisor(s) to manage their assets, for which the investment advisor assesses a fee.  Some Contract Owners authorize their investment advisor to take a partial withdrawal(s) from the contract in order to collect investment advisory fees.  Withdrawals taken from this contract to pay these fees are subject to the provisions of the contract (may reduce the Current Guaranteed Lifetime Withdrawal Base) and may be subject to income tax and/or tax penalties. Note: For Accumulation Contracts, the first withdrawal taken from the contract after the Contract Owner reaches age 65 establishes the Withdrawal Start Date even if it is taken to pay investment advisory fees (see "Guaranteed Lifetime Withdrawals and Spousal Continuation Option").

Full Withdrawals (Full Redemptions)

Upon full withdrawal, the Contract Value may be more or less than the total of all purchase payments made to the contract.  The Contract Value will reflect:

•	Variable Account fees;

•	a prorated Guaranteed Lifetime Withdrawal Fee;

•	underlying mutual fund fees;

•
a $30 Contract Maintenance Fee (this charge will be waived upon full withdrawal if the Contract Value is equal to or greater than $50,000 at the time of the full withdrawal or on any Contract Anniversary prior to the full withdrawal);

•	the investment performance of the underlying mutual funds.

Withdrawal (Redemption) After Annuitization

After the Annuitization Date, withdrawals other than regularly scheduled annuity payments are not permitted.

Assignment

Contract rights may not be assigned.

Contract Owner Services

Systematic Withdrawals

Systematic Withdrawals allow Contract Owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis.  Requests for Systematic Withdrawals and requests to discontinue Systematic Withdrawals must be submitted in writing to the Service Center.

The withdrawals will be taken from the Sub-Accounts proportionately unless Nationwide is instructed otherwise.

Nationwide will withhold federal income taxes from Systematic Withdrawals unless otherwise instructed by the Contract Owner.  The Internal Revenue Service may impose a 10% penalty tax if the Contract Owner is under age 59½ unless the Contract Owner has made an irrevocable election of distributions of substantially equal payments.

Nationwide reserves the right to stop establishing new Systematic Withdrawal programs.  Systematic Withdrawals are not available before the end of the free look period (see "Right to Examine and Cancel").

Death Benefits

Death of Contract Owner/Annuitant

If a Contract Owner/Annuitant dies before the Annuitization Date, a death benefit is payable to the beneficiary unless a Contingent Annuitant is named.  If a Contingent Annuitant is named then no death benefit is payable until the death of both the Contract Owner/Annuitant and the Contingent Annuitant.  Multiple beneficiaries will share the death benefit equally unless otherwise specified.

If no beneficiaries survive the Contract Owner/Annuitant, the contingent beneficiary receives the death benefit.  Multiple contingent beneficiaries will share the death benefit equally unless otherwise specified.

If no contingent beneficiaries survive the Contract Owner/Annuitant, the Contract Owner's estate will receive the death benefit.

If the Contract Owner/Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death Benefit Payment

The recipient of the death benefit may elect to receive the death benefit:

(1)	in a lump sum;

(2)	as an annuity (see "Annuity Payment Options"); or

(3)	in any other manner permitted by law and approved by Nationwide.

If the recipient of the death benefit does not elect the form in which to receive the death benefit payment, Nationwide will pay the death benefit in a lump sum.  Nationwide will pay (or will begin to pay) the death benefit after it receives proof of death and the instructions as to the payment of the death benefit.  Death Benefit claims must be submitted to the Service Center.  Contract Value will continue to be allocated according to the most recent allocation instructions until the death benefit is paid.

If the contract has multiple beneficiaries entitled to receive a portion of the death benefit, the Contract Value will continue to be allocated according to the most recent allocation instructions until the first beneficiary provides Nationwide with instructions for payment of death benefit proceeds.    After the first beneficiary provides these instructions, the variable portion of the Contract Value for all beneficiaries will be allocated to the available money market Sub-Account until instructions are received from the beneficiary(ies) to allocate their Contract Value in another manner.

Death Benefit Calculation

If the Annuitant dies prior to the Annuitization Date the death benefit will equalthe Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit.

Annuity Commencement Date

The Annuity Commencement Date is the date on which annuity payments are scheduled to begin.

Generally, the Contract Owner designates the Annuity Commencement Date at the time of application.  If no Annuity Commencement Date is designated at the time of application, Nationwide will establish the Annuity Commencement Date as the date the Contract Owner reaches age 70½.

The Contract Owner may change the Annuity Commencement Date before annuitization.  This change must be submitted in writing to the Service Center and approved by Nationwide.  The Annuity Commencement Date may not be later than the 1st day of the 1st calendar month after the Annuitant's 90th birthday unless approved by Nationwide.

Annuitizing the Contract

Annuitization Date

The Annuitization Date is the date that annuity payments begin.  Annuity payments will not begin until the Contract Owner affirmatively elects to begin annuity payments by contacting the Service Center.  An election to begin annuity payments will terminate all benefits associated with Guaranteed Lifetime Withdrawals.

The Annuitization Date will be the first day of a calendar month unless otherwise agreed.  The Annuitization Date must be at least two years after the Contract Issue Date, but may not be later than either:

•	the age (or date) specified in your contract; or

•	the age (or date) specified by state law, where applicable.

The Internal Revenue Code may require that distributions be made prior to the Annuitization Date (see "Required Distributions" in "Appendix C: Contract Types and Tax Information").

Annuitization

Annuitization is the period during which annuity payments are received.  It is irrevocable once payments have begun.  Upon arrival of the Annuitization Date, the Annuitant must choose:

(1)	an annuity payment option; and

(2)	either a fixed payment annuity, variable payment annuity, or an available combination.

Actual purchase rates used to determine annuity payments will be those in effect on the Annuitization Date.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization.  Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the Annuitant.

Fixed Annuity Payments

Fixed annuity payments provide for level annuity payments.  Premium taxes are deducted prior to determining fixed annuity payments.  The fixed annuity payments will remain level unless the annuity payment option provides otherwise.

Variable Annuity Payments

Variable annuity payments will vary depending on the performance of the underlying mutual funds selected.  The underlying mutual funds available during annuitization are those underlying mutual funds shown in "Appendix A: Underlying Mutual Funds."  The Static Asset Allocation Models are not available after annuitization.

First Variable Annuity Payment

The following factors determine the amount of the first variable annuity payment:

•	the portion of purchase payments allocated to provide variable annuity payments;

•	the Variable Account value on the Annuitization Date;

•	the age and sex of the Annuitant;

•	the annuity payment option elected;

•	the frequency of annuity payments;

•	the Annuitization Date;

•	the assumed investment return (the net investment return required to maintain level variable annuity payments);

•	the deduction of applicable premium taxes; and

•	the Contract Issue Date.

Subsequent Variable Annuity Payments

Variable annuity payments after the first will vary with the performance of the underlying mutual funds chosen by the Contract Owner after the investment performance is adjusted by the assumed investment return factor.

The dollar amount of each subsequent variable annuity payment is determined by taking the portion of the 1st annuity payment funded by a particular Sub-Account divided by the Annuity Unit value for that Sub-Account as of the Annuitization Date.  This establishes the number of Annuity Units provided by each Sub-Account for each variable annuity payment after the 1st.

The number of Annuity Units comprising each variable annuity payment, on a Sub-Account basis, will remain constant, unless the Contract Owner transfers value from one underlying mutual fund to another.  After annuitization, transfers among Sub-Accounts may only be made on the anniversary of the Annuitization Date.

The number of Annuity Units for each Sub-Account is multiplied by the Annuity Unit value for that Sub-Account for the Valuation Period for which the payment is due.  The sum of these results for all the Sub-Accounts in which the Contract Owner invests establishes the dollar amount of the variable annuity payment.

Subsequent variable annuity payments may be more or less than the previous variable annuity payment, depending on whether the net investment performance of the elected underlying mutual funds is greater or lesser than the assumed investment return.

Assumed Investment Return

An assumed investment return is the net investment return required to maintain level variable annuity payments.  Nationwide uses a 3.5% assumed investment return factor.  Therefore, if the net investment performance of each Sub-Account in which the Contract Owner invests exactly equals 3.5% for every payment period, then each payment will be the same amount.  To the extent that investment performance is not equal to 3.5% for given payment periods, the amount of the payments in those periods will not be the same.  Payments will increase from one payment date to the next if the annualized net rate of return is greater than 3.5% during that time.  Conversely, payments will decrease from one payment to the next if the annualized net rate of return is less than 3.5% during that time.

Nationwide uses the assumed investment rate of return to determine the amount of the first variable annuity payment.

Value of an Annuity Unit

Annuity Unit values for Sub-Accounts are determined by:

(1)
multiplying the Annuity Unit value for each Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account for the subsequent Valuation Period (see "Determining the Contract Value – Determining Variable Account Value – Valuing an Accumulation Unit"); and then

(2)	multiplying the result from (1) by a factor to neutralize the assumed investment return factor.

The Net Investment Factor for any particular Sub-Account on or after the Annuitization Date is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

(a)	is the sum of:

(1)	the Net Asset Value of the underlying mutual fund as of the end of the current Valuation Period; and

(2)	the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period).

(b)	is the Net Asset Value of the underlying mutual fund determined as of the end of the preceding Valuation Period.

(c)	is a factor equal to an annualized rate of 0.70% of the Daily Net Assets of the Variable Account.

Based on the change in the Net Investment Factor, the value of an Annuity Unit may increase or decrease.  Changes in the Net Investment Factor may not be directly proportional to changes in the Net Asset Value of the underlying mutual fund shares because of the deduction of Variable Account charges.

Though the number of Annuity Units will not change as a result of investment experience, the value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

Frequency and Amount of Annuity Payments

Annuity payments are based on the annuity payment option elected.

If the net amount to be annuitized is less than $2,000, Nationwide reserves the right to pay this amount in a lump sum instead of periodic annuity payments.

Nationwide reserves the right to change the frequency of payments if the amount of any payment becomes less than $100.  The payment frequency will be changed to an interval that will result in payments of at least $100.

Nationwide will send annuity payments no later than seven days after each annuity payment.

Annuity Payment Options

The Annuitant must elect an annuity payment option before the Annuitization Date.  If the Annuitant does not elect an annuity payment option, a variable payment life annuity with a guarantee period of 240 months will be assumed as the automatic form of payment upon annuitization.  Once elected or assumed, the annuity payment option may not be changed.

Not all of the annuity payment options may be available in all states.  Additionally, the annuity payment options available may be limited based on the Annuitant's age or requirements under the Internal Revenue Code.

Nationwide reserves the right to refuse purchase payments in excess of $1,000,000 (see "Synopsis of the Contracts"). If you do not submit purchase payments in excess of $1,000,000, or if Nationwide refuses to accept purchase payments in excess of $1,000,000, the references in this provision to purchase payments in excess of $1,000,000 will not apply to your contract.  If you are permitted to submit purchase payments in excess of $1,000,000, additional restrictions apply, as follows.

Annuity Payment Options for Contracts with Total Purchase Payments and Contract Value Annuitized Less Than or Equal to $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the contract and the Contract Value annuitized is less than or equal to $2,000,000, the annuity payment options available are:

(1)         Single Life;

(2)         Standard Joint and Survivor; and

(3)         Single Life with a 10 or 20 Year Term Certain.

Each of the annuity payment options is discussed more thoroughly below.

Single Life

The Single Life annuity payment option provides for annuity payments to be paid during the lifetime of the Annuitant. This option is not available if the Annuitant is 86 or older on the Annuitization Date.  Payments will cease with the last payment before the Annuitant's death.  No death benefit will be paid.  It is possible, under this annuity payment option to receive only 1 annuity payment.

No withdrawals other than the scheduled annuity payments are permitted.

Standard Joint and Survivor

The Standard Joint and Survivor annuity payment option provides for annuity payments to continue during the joint lifetimes of the Annuitant and joint annuitant.  After the death of either the Annuitant or joint annuitant, payments will continue for the life of the survivor.  This option is not available if the Annuitant or joint Annuitant is 86 or older on the Annuitization Date.

Payments will cease with the last payment due prior to the death of the last survivor of the Annuitant and joint annuitant.  As is the case of the Single Life annuity payment option, there is no guaranteed number of payments.  Therefore, it is possible that if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one annuity payment.  No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Single Life with a 10 or 20 Year Term Certain

The Single Life with a 10 or 20 Year Term Certain annuity payment option provides that monthly annuity payments will be paid during the Annuitant's lifetime or for the term selected, whichever is longer.  The term may be either 10 or 20 years.

If the Annuitant dies before the end of the 10 or 20 year term, payments will be paid to the beneficiary for the remainder of the term.

No withdrawals other than the scheduled annuity payments are permitted.

Any Other Option

Annuity payment options not set forth in this provision may be available.  Any annuity payment option not set forth in this provision must be approved by Nationwide.

Annuity Payment Options for Contracts with Total Purchase Payments and/or Contract Value Annuitized Greater Than $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the contract and/or the Contract Value to be annuitized is greater than $2,000,000, Nationwide may limit the annuity payment option to the longer of:

(1)	a Fixed Life Annuity with a 20 Year Term Certain; or

(2)	a Fixed Life Annuity with a Term Certain to Age 95.

Annuitization of Amounts Greater than $5,000,000

Additionally, we may limit the amount that may be annuitized on a single life to $5,000,000.  If the total amount to be annuitized is greater than $5,000,000 under this contract and/or for all Nationwide issued annuity contracts with the same Annuitant, the Contract Owner must:

(1)	reduce the amount to be annuitized to $5,000,000 or less by taking a partial withdrawal from the contract;

(2)	reduce the amount to be annuitized to $5,000,000 or less by exchanging the portion of the Contract Value in excess of $5,000,000 to another annuity contract; or

(3)	annuitize the portion of the Contract Value in excess of $5,000,000 under an annuity payment option with a term certain, if available.

Statements and Reports

Nationwide will mail Contract Owners statements and reports.  Therefore, Contract Owners should promptly notify the Service Center of any address change.

These mailings will contain:

•	statements showing the contract's quarterly activity;

•
confirmation statements showing transactions that affect the contract's value.  Confirmation statements will not be sent for recurring transactions.  Instead, confirmation of recurring transactions will appear in the contract's quarterly statements; and

•	semi-annual and annual reports of allocated underlying mutual funds.

Contract Owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide's eDelivery program.  Nationwide will notify Contract Owners by email when important documents (statements, prospectuses and other documents) are ready for a Contract Owner to view, print, or download from Nationwide's secure server. To choose this option, go to www.nationwide.com/login.

Contract Owners should review statements and confirmations carefully.  All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract.  Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple Contract Owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the Contract Owner(s).  Household delivery will continue for the life of the contracts.

A Contract Owner can revoke their consent to household delivery and reinstitute individual delivery by contacting the Service Center.  Nationwide will reinstitute individual delivery within 30 days after receiving such notification.

Legal Proceedings

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996.  NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base.  NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates.  The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  Regulatory proceedings also could affect the outcome of one or more of the Company's litigation matters.  Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's consolidated financial position.  Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's consolidated financial position or results of operations in a particular quarter or annual period.

The financial services industry has been the subject of increasing scrutiny on a broad range of issues by regulators and legislators.  The Company and/or its affiliates have been contacted by, self reported or received subpoenas from state and federal regulatory agencies, including the Securities and Exchange Commission, and other governmental bodies, state securities law regulators and state attorneys general for information relating to, among other things, sales compensation, the allocation of compensation, unsuitable sales or replacement practices, and claims handling and escheatment practices.  The Company is cooperating with and responding to regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC's operations.

On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (ASEA) Plan, excluding members of the Deferred Compensation Committee, ASEA's directors, officers and board members, and PEBCO's directors, officers and board members.  On October 22, 2010, the parties to this action executed a stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case, subject to the Circuit Courts' approval.  The Courts have approved the settlement and the settlement amounts have been paid, but have not yet been distributed to class members.  On February 28, 2011, the Court in the Gwin case entered an Order permitting ASEA/PEBCO to assert indemnification claims for attorneys' fees and costs, but barring them from asserting any other claims for indemnification.  On April 22, 2011, ASEA and PEBCO filed a second amended cross claim complaint in the Gwin case against NRS and NLIC seeking indemnification.  These claims seeking indemnification remain severed.  On April 29, 2011, the Companies filed a motion to dismiss ASEA’s and PEBCO’s amended cross complaint or alternatively for summary judgment.  On December 6, 2011 the Court entered an Order that NRS owes indemnification to ASEA and PEBCO for the Coker (Gwin) class action, that NRS does not have a duty to indemnify ASEA and PEBCO for fees associated with the Interpleader action that NRS filed in Montgomery County and dismissing NLIC.  On December 31, 2011, the Court denied the Company’s motion to certify this order for an interlocutory appeal.  The Company has resolved the indemnification claims of ASEA.  On June 19 and 20, 2012, the Court held an evidentiary hearing on the amount of indemnification owed to PEBCO.  The Court has taken the matter under advisement.  NRS continues to defend this case vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  In the plaintiffs' sixth amended complaint, filed November 18, 2009, they amended the list of named plaintiffs and claim to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees.  On November 6, 2009, the Court granted the plaintiff's motion for class certification and certified a class of "All trustees of all employee pension benefit plans covered by ERISA which had variable annuity contracts with NFS and NLIC or whose participants had individual variable annuity contracts with NFS and NLIC at any time from January 1, 1996, or the first date NFS and NLIC began receiving payments from mutual funds based on a percentage of assets invested in the funds by NFS and NLIC, whichever came first, to the date of November 6, 2009".  On October 20, 2010, the Second Circuit Court of Appeals granted NLIC's 23(f) petition agreeing to hear an appeal of the District Court's order granting class certification.  On October 21, 2010, the District Court dismissed NFS from the lawsuit.  On October 27, 2010, the District Court stayed the underlying action pending a decision from the Second Circuit Court of Appeals.  On February 6, 2012, the Second Circuit Court of Appeals vacated the class certification order that was issued on November 6, 2009 and remanded the case back to the District Court for further consideration.  The plaintiffs have renewed their motion for class certification. The case is fully briefed. NLIC continues to defend this lawsuit vigorously.

On October 22, 2010, NRS was named in a lawsuit filed in the U.S. District Court, Middle District of Florida, Orlando Division entitled Camille McCullough, and Melanie Monroe, Individually and on behalf of all others similarly situated v. National Association of Counties, NACO Research Foundation, NACO Financial Services Corp., NACO Financial Center, and Nationwide Retirement Solutions, Inc.  The Plaintiffs' First Amended Class Action Complaint and Demand for Jury Trial was filed on February 18, 2011.  If the Court determined that the Plan was governed by ERISA, then Plaintiffs sought to represent a class of "All natural persons in the U.S. who are currently employed or previously were employed at any point during the six years preceding the date

Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in the Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  If the Court determined that the Plan was not governed by ERISA, then the Plaintiffs sought to represent a class of "All natural persons in the U.S. who are currently employed or previously were employed at any point during the four years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in a Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  The First Amended Complaint alleged ERISA Violation, Breach of Fiduciary Duty - NACO, Aiding and Abetting Breach of Fiduciary Duty - Nationwide, Breach of Fiduciary Duty - Nationwide, and Aiding and Abetting Breach of Fiduciary Duty - NACO.  The First Amended Complaint asked for actual damages, lost profits, lost opportunity costs, restitution, and/or other injunctive or other relief, including without limitation (a) ordering Nationwide and NACO to restore all plan losses, (b) ordering Nationwide to refund all fees associated with Nationwide's Plan to Plaintiffs and Class members, (c) ordering NACO and Nationwide to pay the expenses and losses incurred by Plaintiffs and/or any Class member as a proximate result of Defendants' breaches of fiduciary duty, (d) forcing NACO to forfeit the fees that NACO received from Nationwide for promoting and endorsing its Plan and disgorging all profits, benefits, and other compensation obtained by NACO from its wrongful conduct, and (e) awarding Plaintiff and Class members their reasonable and necessary attorney's fees and cost incurred in connection with this suit, punitive damages, and pre-judgment and post judgment interest, at the highest rates allowed by law, on the damages awarded.  On March 21, 2011, the Company filed a motion to dismiss the plaintiffs' first amended complaint. On July 1, 2011, the plaintiffs filed their motion for class certification and later sought to amend their complaint.  On November 25, 2011 the District Court entered an Order granting NACO's motion to dismiss, NRS's motion to dismiss, denying plaintiffs' motion to file an amended complaint, that all other remaining pending motions are moot, dismissing the class-wide claims with prejudice, dismissing individual claims without prejudice, and ordering the Clerk to close this case.  On December 27, 2011, the plaintiffs filed a notice of appeal.  The parties have agreed to resolve the dispute on an individual basis and as part of that settlement will not pursue any further appeal. On April 10, 2012, the United States Court of Appeals for the 11th Circuit granted the Appellants' voluntary motion to dismiss the appeal with prejudice.  That case is now settled.

On June 8, 2011, NMIC and NLIC were named in a lawsuit, Andrews, Stanley and Clark, Donald v.NLIC and NMIC, filed in Court of Common Pleas, Cuyahoga County, Ohio.  The complaint alleges that Nationwide has an obligation to review the Social Security Administration Death Master File database for all life insurance policyholders who have at least a 70% probability of being deceased according to actuarial tables.  The complaint further alleges that Nationwide is not conducting such a review.  The complaint seeks injunctive relief and declaratory judgment requiring Nationwide to conduct such a review, and alleges Nationwide has violated the covenant of good faith and fair dealing and has been unjustly enriched by not having conducted such reviews.  The complaint seeks certification as a class action.  Including Andrews, there are four similar class actions in Ohio: two against Western & Southern; one against Cincinnati Life.  Nationwide filed a motion to dismiss.  By order dated January 18, 2012, the State Court issued an order dismissing the lawsuit.  The court issued its opinion on January 23, 2012.  On January 30, 2012, plaintiffs filed their appeal.  Plaintiffs filed their appellate brief on April 12, 2012.  The Association of Ohio Life Insurance Companies filed an amicus brief in support of Nationwide's position on May 24, 2012.  Nationwide filed its brief opposition on May 25, 2012.  Plaintiffs filed their reply brief on June 7, 2012.  No date has yet been set for oral argument.

The general distributor, NISC, is not engaged in any litigation of any material nature.

Table of Contents of the Statement of Additional Information	Page
General Information and History	1
Services	1
Purchase of Securities Being Offered	2
Underwriters	2
Advertising	2
Annuity Payments	2
Condensed Financial Information Financial Statements	2 3

Investment Company Act of 1940 Registration File No. 811-02716
Securities Act of 1933 Registration File No. 333-176908

Appendix A: Underlying Mutual Funds

Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest.  The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.  Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
FF:
The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds.   Please refer to the prospectus for this underlying mutual fund for more information.

DEF:
This Sub-Account is not available for election as an investment option.  It is included under this contract solely as a default investment option in certain circumstances (see "Right to Examine and Cancel" and "Death Benefits").

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Designation: DEF

Appendix B: Condensed Financial Information

Because the contracts described in this prospectus have not been previously made available for sale, there are no Accumulation Unit values for the year ending December 31, 2011.  The Statement of Additional Information is available FREE OF CHARGE by contacting the Service Center.

Appendix C: Contract Types and Tax Information

Types of Contracts

The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code (the "Code").  Following is a general description of the various contract types.  Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on contract type.

Individual Retirement Annuities (IRAs)

IRAs are contracts that satisfy the provisions of Section 408(b) of the Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the purchase payments are not fixed;

•
if the contract owner is younger than age 50, the annual purchase payments cannot exceed $5,000; if the contract owner is age 50 or older, the annual purchase payment cannot exceed $6,000 (although rollovers of greater amounts from Qualified Plans and other IRAs can be received);

•	certain minimum distribution requirements must be satisfied after the owner attains the age of 70½;

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

IRAs may receive rollover contributions from other Individual Retirement Accounts, other Individual Retirement Annuities, certain 457 governmental plans and qualified retirement plans (including 401(k) plans).

When the owner of an IRA attains the age of 70½, the Code requires that certain minimum distributions be made.  In addition, upon the death of the owner of an IRA, mandatory distribution requirements are imposed by the Code to ensure distribution of the entire contract value within the required statutory period.  Due to recent changes in Treasury Regulations, the amount used to compute the mandatory distributions may exceed the contract value.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established and the annuity contract's IRA endorsement.

As used herein, the term "individual retirement plans" shall refer to both individual retirement annuities and individual retirement accounts that are described in Section 408 of the Code.

Roth IRAs

Roth IRA contracts are contracts that satisfy the provisions of Section 408A of the Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the purchase payments are not fixed;

•
if the contract owner is younger than age 50, the annual purchase payments cannot exceed $5,000; if the contract owner is age 50 or older, the annual purchase payments cannot exceed $6,000 (although rollovers of greater amounts from other Roth IRAs and other individual retirement plans can be received);

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from an individual retirement plan or another eligible retirement plan; however, the amount rolled over from the individual retirement plan or eligible retirement plan to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA rollover and additional income limitations for eligibility to rollover amounts from an individual retirement plan or eligible retirement plan to a Roth IRA.

For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established and the annuity contract's IRA endorsement.

Federal Tax Considerations

Federal Income Taxes

The tax consequences of purchasing a contract described in this prospectus will depend on:

•	the type of contract purchased;

•	the purposes for which the contract is purchased; and

•	the personal circumstances of individual investors having interests in the contracts.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation.  Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

The following is a brief summary of some of the federal income tax considerations related to the types of contracts sold in connection with this prospectus.  In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes.  The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus.  Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed.  Nothing in this prospectus should be considered to be tax advice.  Purchasers and prospective purchasers of the contract should consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.

IRAs

Distributions from IRAs are generally taxed as ordinary income when received.  If any of the amounts contributed to the Individual Retirement Annuity were nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to the regular income tax, and an additional penalty tax of 10% is generally applicable.  The 10% penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually, made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	used for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions."  A "qualified distribution" satisfies the 5-year rule and meets 1 of the following requirements:

•	it is made on or after the date on which the contract owner attains age 59½;

•	it is made to a beneficiary (or the contract owner's estate) on or after the death of the contract owner;

•	it is attributable to the contract owner's disability; or

•	it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The 5-year rule generally is satisfied if the distribution is not made within the 5-year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not included in gross income for federal income tax purposes.

A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA.  Any non-qualified distribution in excess of total contributions is includable in the contract owner's gross income as ordinary income in the year that it is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from an individual retirement plan prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner; attributable to the owner becoming disabled (as defined in the Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.

Same-Sex Marriages, Domestic Partnership and Other Similar Relationships

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Code Section 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

Withholding

Pre-death distributions from the contracts are subject to federal income tax.  Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise.

In some circumstances, the Code will not permit contract owners to waive withholding.  Such circumstances include:

•	if the payee does not provide Nationwide with a taxpayer identification number; or

•	if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory backup withholding.  The mandatory backup withholding rate is established by Section 3406 of the Code and is applied against the amount of income that is distributed.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.  Nationwide is required to withhold this amount and send it to the Internal Revenue Service.  Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies.  In order to obtain the benefits of such a treaty, the non-resident alien must:

(1)	provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and

(2)	provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another exemption from the 30% withholding rate is for the non-resident alien to provide Nationwide with sufficient evidence that:

(1)	the distribution is connected to the non-resident alien's conduct of business in the United States;

(2)	the distribution is includable in the non-resident alien's gross income for United States federal income tax purposes; and

(3)	provide Nationwide with a properly completed withholding certificate claiming the exemption.

Note that for the preceding exemption, the distributions would be subject to the same withholding rules that are applicable to payments to United States persons, including backup withholding, which is currently at a rate of 28%, if a correct taxpayer identification number is not provided.

This prospectus does not address any tax matters that may arise by reason of application of the laws of a non-resident alien's country of citizenship and/or country of residence.  Purchasers and prospective purchasers should consult a financial consultant, tax advisor, or legal counsel to discuss the applicability of laws of those jurisdictions to the purchase or ownership of a contract.

Required Distributions

The Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus.  Following is an overview of the required distribution rules applicable to each type of contract.  Please consult a qualified tax or financial advisor for more specific required distribution information.

Required Distributions – General Information

In general, a beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner's death.  The distribution rules in the Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs and Roth IRAs after the death of the annuitant.  A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract.  Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is 0.

Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner.  How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries.  The beneficiaries used in the determination of the distribution period do not have to be determined until September 30 of the year following the contract owner's death.  If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period.  Any beneficiary that is not a designated beneficiary has a life expectancy of 0.

Required Distributions for IRAs and Roth IRAs

Distributions from an IRA must begin no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70½.  Distributions may be paid in a lump sum or in substantially equal payments over:

(a)	the life of the contract owner or the joint lives of the contract owner and the contract owner's designated beneficiary; or

(b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner.  If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner's spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Treasury Regulation 1.401(a)(9)-9.

For IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA of the contract owner.

If the contract owner's entire interest in an IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date.  The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

Due to recent changes in Treasury Regulations, the amount used to compute the minimum distribution requirement may exceed the contract value.

If the contract owner dies before the required beginning date (in the case of an IRA) or before the entire contract value is distributed (in the case of Roth IRAs), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

(a)
if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death.  For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by 1 for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

(b)
if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by 1 for each calendar year that elapsed thereafter; and

(c)	if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the 5th year following the contract owner's death.

If the contract owner dies on or after the required beginning date, the interest in the IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

(a)
if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death.  For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the greater of (a) the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by 1 for each year thereafter; or (b) the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by 1 for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

(b)
if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the greater of (a) the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by 1 for each year thereafter; or (b) the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by 1 for each calendar year that elapsed thereafter; and

(c)
if there is no designated beneficiary, the applicable distribution period is the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by 1 for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For IRAs, all or a portion of each distribution will be included in the recipient's gross income and taxed at ordinary income tax rates.  The portion of a distribution that is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution.  The owner of an IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non-taxable distributions for all years, and the total balance of all IRAs.

Distributions from Roth IRAs may be either taxable or non-taxable, depending upon whether they are "qualified distributions" or "non-qualified distributions."

Tax Changes

The foregoing tax information is based on Nationwide's understanding of federal tax laws.  It is NOT intended as tax advice.  All information is subject to change without notice.  You should consult with your personal tax and/or financial advisor for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted.  EGTRRA made numerous changes to the Code, including the following:

•	generally lowering federal income tax rates;

•	increasing the amounts that may be contributed to various retirement plans, such as IRAs and Roth IRAs;

•	increasing the portability of various retirement plans by permitting individual retirement plans, Qualified Plans and certain governmental 457 plans to "roll" money from 1 plan to another;

•	reducing the highest federal estate tax rates; and

•	increasing the estate tax credit.

Federal tax laws are subject to change, and there can be no guarantee that the tax rules applicable to the ownership of an IRA or a Roth IRA may not be modified in the future.

State Taxation

The tax rules across the various states and localities are not uniform and therefore are not discussed in this prospectus.  Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed.  Purchasers and prospective purchasers should consult a financial consultant, tax advisor, or legal counsel to discuss the taxation and use of the contracts.

Appendix D: Spousal Continuation Option Calculation

The following table provides the Lifetime Withdrawal Percentage reduction factors that are applicable when a Contract Owner elects the Spousal Continuation Option.

Age of Spouse when Contract Owner reaches age 65	Percent multiplied by the Lifetime Withdrawal Percentage
40	47%
41	48%
42	49%
43	49%
44	49%
45	49%
46	50%
47	52%
48	53%
49	55%
50	57%
51	58%
52	60%
53	61%
54	63%
55	64%
56	66%
57	67%
58	69%
59	70%
60	72%
61	73%
62	75%
63	76%
64	78%
65	79%
66	81%
67	82%
68	83%
69	85%
70	86%
71	87%
72	88%

Example of the calculation of the Lifetime Withdrawal Percentage when the Spousal Continuation Option is elected:

In this example, the Contract Owner transfers his/her Previous Plan's assets to this contract and elects the Spousal Continuation Option at the time of application:
Lifetime Withdrawal Percentage:	*6.5%
Spouse's Age when the Contract Owner reaches age 65 Reduction factor from the above table	55 64%

The Lifetime Withdrawal Percentage is multiplied by the reduction factor resulting in a reduced Lifetime Withdrawal Percentage, as follows:
6.5% × 64% =	4.16%
Therefore, the Contract Owner's Lifetime Withdrawal Percentage would be 4.16% if he/she elected the Spousal Continuation Option.

* The Lifetime Withdrawal Percentage is a hypothetical percentage for the purposes of this example.